UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 22, 2003


                             APOLLO GOLD CORPORATION
             (Exact name of registrant as specified in its charter)

                                    001-31593
                                    ---------
                            (Commission File Number)

          Yukon  Territory                             Not  Applicable
     -------------------------                         ---------------
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
 of incorporation or organization)

    Suite 300, 204 Black Street, Whitehorse, Yukon Territory, Canada Y1A 2M9
    ------------------------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (720) 886-9656
                                                           --------------


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ITEM  5.  OTHER EVENTS.

          See Item 12, regarding a press release issued on August 22, 2003 announcing earnings for the Registrant's second quarter ended June 30, 2003, attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired: Not Applicable

     (b)  Pro Forma Financial Information: Not Applicable

     (c) Exhibits: The following Exhibit is attached hereto and incorporated herein by reference:

Exhibit Number   Description of Exhibit
--------------------------------------------------------------------------------
     99.1 Press release announcing earnings for the Registrant's second quarter ended June 30, 2003, dated August 22, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 22, 2003, Apollo Gold Corporation (the "Company") issued a press release announcing its results of operations for the second quarter ended June 30, 2003, and announcing a conference call scheduled for Monday, August 25, 2003 at 4:15 pm EDT to discuss such results with senior management of the Company. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, the Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Deficit and Consolidated Statements of Cash Flows in the press release are filed for purposes of Section 18 of the Securities Exchange Act of 1934 in accordance with
Item 5 and incorporated herein by reference. The balance of the press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, but instead is furnished as provided by that Instruction and incorporated herein by reference.


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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          APOLLO GOLD CORPORATION

Date:  August 25, 2003                    By: /s/ R. Llee Chapman
                                              -----------------------
                                              R. Llee Chapman
                                              Chief Financial Officer


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